Exhibit 10.13
AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 26, 2021, is by and among, Informatica Inc., a Delaware corporation (the “Corporation”) and each of the parties hereto. Each of the Persons listed on the signature pages hereto (other than the SCA and the Manager (each as defined below)) and any other Person who may become a party hereto pursuant to Section 13(c), are referred to individually as a “Shareholder” and collectively as the “Shareholders”).
WHEREAS, VictoryLux S.à r.l, subsequently renamed Ithacalux GP S.à r.l, a Luxembourg société à responsabilité limitée and the manager of the SCA (the “Manager”) and the Shareholders are parties to that certain Shareholders Agreement of Ithacalux Topco S.C.A., a Luxembourg société en commandite par actions (the “SCA”), dated as of July 24, 2015, as the same may hereafter be amended from time to time (the “SCA Shareholders Agreement”);
WHEREAS, pursuant to the SCA Shareholders Agreement, the SCA agreed to bind the Corporation to provide registration rights with respect to the Registrable Securities (as defined in the Prior Agreement (as defined below)), as set forth in that Registration Rights Agreement, dated as of July 24, 2015, by and among the SCA, the Manager, the Shareholders and the Ithaca MIV LLC (the “Prior Agreement”), and the Shareholders agreed to act in good faith in order to assist in effectuating the registration rights set forth in the Prior Agreement;
WHEREAS, in connection with the proposed initial public offering of the Corporation, the SCA will be succeeded by the Corporation;
WHEREAS, the provisions of the Prior Agreement may be amended with the written consent of the SCA and each of the Major Shareholders only; and
WHEREAS, the Major Shareholders and the SCA desire to amend and restate the Prior Agreement as set forth herein.
NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Definitions. As used in this Agreement, the following terms shall have the following meanings:
“Additional Piggyback Rights” shall have the meaning set forth in Section 3(a) hereof.
“Additional Piggyback Securities” shall have the meaning set forth in Section 3(a) hereof.
“Agreement” shall have the meaning set forth in the Preamble.
“automatic shelf registration statement” shall have the meaning set forth in Section 6.

“Claims” shall have the meaning set forth in Section 9(a) hereof.
“Class A Common Stock” shall mean the shares of Class A common stock, par value $0.01 per share, of the Company, and any other capital stock of the Company into which such common stock is reclassified or reconstituted or may be converted (as a result of recapitalization, share exchange or similar event) or are issued with respect to such common stock, including, without limitation, with respect to any stock split or stock dividend, or a successor security.
“Class B-1 Common Stock” shall mean the shares of Class B-1 common stock, par value $0.01 per share, of the Company, and any other capital stock of the Company into which such common stock is reclassified or reconstituted or may be converted (as a result of recapitalization, share exchange or similar event) or are issued with respect to such common stock, including, without limitation, with respect to any stock split or stock dividend, or a successor security.
“Common Stock” shall mean the Class A Common Stock and the Class B-1 Common Stock, collectively.
“Corporation” shall have the meaning set forth in the Preamble.
“CPPIB” shall mean Canada Pension Plan Investment Board, organized and existing under the laws of Canada, having its principal office at One Queen Street East, Suite 2500, Toronto ON, M5C 2W5, Canada, together with its Permitted Transferees.
“Demand Notice” shall have the meaning set forth in Section 3(a) hereof.
“Demand Registration” shall have the meaning set forth in Section 3(a) hereof.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.
“Major Shareholders” shall mean CPPIB and the Permira Shareholder and each of their respective transferees permitted in accordance with this Agreement for so long as they hold Registrable Securities.
“Notice” shall have the meaning set forth in Section 3(a).“Participation Election Notice” shall have the meaning set forth in Section 7(a).
“Participation Holders” shall have the meaning set forth in Section 7(a).
“Participating Investors” shall have the meaning set forth in Section 7(a).
“Partner Distribution” shall have the meaning set forth in Section 6(a) hereof.

“Permira Co-Investor” shall mean Ithaca L.P., a Guernsey limited partnership, together with its Permitted Transferees.
“Permira Shareholder” shall mean EvomLux S.à r.l., a société à responsabilité limitée organized and existing under the laws of Grand-Duchy of Luxembourg, having its registered office at 488, route de Longwy, L-1940 Luxembourg, registered with the Luxembourg Trade and Companies’ Register under number B 190.751, together with its Permitted Transferees.
“Permitted Transferees” shall mean (i) any Affiliate of such Shareholder, (ii) any successor entity of such Shareholder, and (iii) with respect to any Shareholder that is an investment fund, any other investment fund with respect to which the sponsor and discretionary investment manager or adviser of such Person or an Affiliate thereof, serves as sponsor and discretionary manager of adviser (an “Affiliated Fund”); provided, in each case, that such Person has agreed to become a party to this Agreement and the Shareholders Agreement.
“Person” shall mean any natural person, corporation, limited partnership, general partnership, limited liability company, joint stock company, joint venture, association, company, estate, trust, bank trust company, land trust, business trust, or other organization, whether or not a legal entity, custodian, trustee-executor, administrator, nominee or entity in a representative capacity and any government or agency or political subdivision thereof.
“Piggyback Notice” shall have the meaning set forth in Section 4(a) hereof.
“Piggyback Registration” shall have the meaning set forth in Section 4(a) hereof.
“Postponement Period” shall have the meaning set forth in Section 3(c) hereof.
“Proceeding” shall mean an action, claim, suit, arbitration or governmental proceeding (including, without limitation, a governmental investigation or partial governmental proceeding), whether commenced or threatened.
“Proposed Purchaser” shall have the meaning set forth in Section 7(a).
“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.
“Public Offering” shall mean the sale of Class A Common Stock to the public pursuant to an effective Registration Statement (other than Form S-4 or Form S-8 or any similar or successor form) filed under the Securities Act or any comparable law or regulatory scheme of any foreign jurisdiction.

“Qualified Independent Underwriter” shall mean a “qualified independent underwriter” within the meaning of FINRA Rule 5121.
“Registrable Securities” shall mean (i) shares of Class A Common Stock currently held, directly or indirectly, by the Shareholders, (ii) shares of Class A Common Stock that may be delivered in exchange for shares of Class B-1 Common Stock held, directly or indirectly, by the Shareholders and (iii) shares of Class A Common Stock otherwise held, directly or indirectly, by Shareholders from time to time. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities when (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) they shall have ceased to be outstanding, (iii) they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities, (iv) they are sold pursuant to Rule 144, or (v) such Shareholder, together with its, his or her Permitted Transferees, Affiliates and co-investors, beneficially owns less than one percent (1%) of the outstanding shares of Common Stock and all such securities held by such Holder are eligible for sale by such Shareholder free of any volume limitation under SEC Rule 144 or other restrictions, provided, that this clause (v) shall not apply with respect to (a) any Demand Registration or (b) any Piggyback Registration in which the Major Shareholders are participating. No Registrable Securities may be registered under more than one Registration Statement at any one time.
“Registration Statement” shall mean any registration statement of the Corporation under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.
“Rule 144” shall mean Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“Rule 144A” shall mean Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.
“SEC” shall mean the Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.
“Section 3(b) Sale Amount” shall have the meaning set forth in Section 3(b) hereof.
“Section 4(b) Sale Amount” shall have the meaning set forth in Section 4(b) hereof.
“Securities Act” shall mean the Securities Act of 1933, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.
“Selling Investor” shall have the meaning set forth in Section 7(a).
“Shareholders” shall have the meaning set forth in the Preamble.

“Shareholders Agreement” shall mean the Amended and Restated Shareholders Agreement of the Corporation, dated as of the date hereof, as may be further amended from time to time.
“Shelf Underwritten Offering” shall have the meaning set forth in Section 4(c) hereof.
“Take-Down Notice” shall have the meaning set forth in Section 4(c) hereof.
“Transfer Percentage” shall have the meaning set forth in Section 7(a).
“Transfer Securities” shall have the meaning set forth in Section 7(a).
“underwritten registration or underwritten offering” shall mean a registration in which securities of the Corporation are sold to an underwriter for reoffering to the public.
“Unregistered Transfer” shall have the meaning set forth in Section 7(a).
“Unregistered Transfer Notice” shall have the meaning set forth in Section 7(a).
“Valid Business Reason” shall have the meaning set forth in Section 3(c) hereof.
“WKSI” shall have the meaning set forth in Section 6.
Section 2.Holders of Registrable Securities. A Person is deemed, and shall only be deemed, to be a holder of Registrable Securities if such Person owns Registrable Securities or has a right to acquire Registrable Securities and such Person is a Shareholder.
Section 3.Demand Registrations.
(a)Requests for Registration. A Major Shareholder shall, subject to Section 3(e), have the right, by delivering or causing to be delivered a written notice to the Corporation, to require the Corporation to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities held by such Major Shareholder requested to be so registered pursuant to the terms of this Agreement (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”); provided, however, that a Demand Notice may only be made if the sale of the Registrable Securities requested to be registered by such Major Shareholder is reasonably expected to result in aggregate gross cash proceeds in excess of $50,000,000 (without regard to any underwriting discount or commission). Any Demand Notice may request that the Corporation register Registrable Securities on an appropriate form, including a shelf registration statement, and, if the Corporation is a WKSI, an automatic shelf registration statement. Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Corporation shall, subject to Section 3(c), use its reasonable best efforts to file a Registration Statement as reasonably promptly as practicable, but in any event no later than sixty (60) days after the date of the related Demand Notice and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as reasonably promptly as practicable after the filing thereof, but in no event later than one hundred eighty (180) days after the date of the Related Demand Notice.

No Demand Registration shall be deemed to have occurred for purposes of this Section 3 if (i) the Registration Statement relating thereto does not become effective, (ii) such Registration Statement is not maintained effective for the period required pursuant to this Section 3, or (iii) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, in which case, the requesting holder of Registrable Securities shall be entitled to an additional Demand Registration in lieu thereof.
Within five (5) business days after receipt by the Corporation of a Demand Notice in accordance with this Section 3(a), the Corporation shall give written notice (the “Notice”) of such Demand Notice (including any Demand Notice delivered pursuant to Section 3(e)(ii)) to all other holders of Registrable Securities and shall, subject to the provisions of Section 3(b) hereof, include in such registration all Registrable Securities with respect to which the Corporation received written requests for inclusion therein within 20 days after such Notice is given by the Corporation to such holders. Notwithstanding the foregoing, the Corporation may delay any Demand Notice until after filing a Registration Statement, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed.
The Corporation may, subject to Section 3(b), elect to include in any Registration Statement and offering pursuant to a Demand Registration, (i) authorized but unissued shares of Class A Common Stock or shares of Class A Common Stock held by the Corporation as treasury shares and (ii) any other shares of Class A Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Corporation after the date hereof and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement and which have been approved by the Major Shareholders (“Additional Piggyback Rights”).
All requests made pursuant to this Section 3 will specify the number of Registrable Securities to be registered, and the intended methods of disposition thereof.
The Corporation shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least 180 days (or three years in the case of a shelf registration statement) after the effective date thereof or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Corporation or an underwriter of the Corporation pursuant to the provisions of this Agreement.
(b)Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in a firm commitment underwritten offering, and the managing underwriter or underwriters advise the holders of such securities in good faith in writing that, in their view, the total amount of securities proposed to be sold in such offering (including, without limitation, securities proposed to be included by any Persons exercising Additional Piggyback Rights (“Additional Piggyback Securities”)) exceeds the largest amount (the “Section 3(b) Sale Amount”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the party that initiated such Demand Registration, then there shall be included in such firm commitment underwritten offering an amount of securities not exceeding the Section 3(b) Sale Amount, and such amount of securities shall be allocated as follows:

(i)In all underwritten Demand Registrations:
(A)first, pro rata among the Major Shareholders on the basis of the number of Registrable Securities then owned by each such Major Shareholder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Major Shareholders requesting inclusion;
(B)second, pro rata among the other holders of Registrable Securities on the basis of the number of Registrable Securities then owned by each such holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all such other holders requesting inclusion;
(C)third, any securities for which inclusion in such Demand Registration was requested by the Corporation on its own behalf; and
(D)fourth, pro rata among all Persons requesting that Additional Piggyback Securities be included in such underwritten offering, on the basis of the number of Additional Piggyback Securities then owned by each such Person requesting inclusion in relation to the aggregate number of Additional Piggyback Securities owned by all such Persons requesting inclusion.
For purposes of any underwriter cutback pursuant to this Section 3(b), Section 4(b) or Section 4(c)(ii), (x) all Registrable Securities held by any Shareholder shall also include any Registrable Securities held by (i) the partners, retired partners, shareholders or Affiliates of such holder, (ii) the estates and family members of any such holder or such holder’s partners, retired partners, shareholders or Affiliates, (iii) any trusts for the benefit of any of the foregoing Persons and (iv) at the election of such holder or such holder’s partners, retired partners, shareholders, trusts, family members or Affiliates, any charitable organization, in each case to whom or which Class A Common Stock shall have been distributed, transferred or contributed prior to the execution of the underwriting agreement in connection with such underwritten offering; provided that such distribution, transfer or contribution occurred not more than 90 days prior to such execution, and such holder and other Persons shall be deemed to be a single selling holder of Registrable Securities, and any pro rata reduction with respect to such selling holder shall be based upon the aggregate amount of Registrable Securities owned by all Persons included with such selling holder pursuant to clauses (i) through (iv) of this paragraph, and (y) all Registrable Securities held by the Permira Shareholder shall also include any Registrable Securities held by the Permira Co-Investor, together with any Registrable Securities included as Registrable Securities held by the Permira Shareholder or the Permira Co-Investor pursuant to clause (x) of this paragraph. No Registrable Securities excluded from the underwriting by reason of the underwriter’s cutback shall be included in such underwritten offering.

(c)Postponement of Demand Registration. If the board of directors of the Corporation, in its good faith reasonable judgment, determines that any registration of Registrable Securities should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Corporation or any of its subsidiaries or because the Corporation does not yet have appropriate financial statements of acquired or to be acquired entities available for filing or because the Corporation has material, confidential information that may be required to be disclosed in a registration statement and which the board of directors of the Corporation deems reasonably inappropriate to disclose at such time (in each case, a “Valid Business Reason”), then (x) the Corporation may postpone filing a Registration Statement relating to a Demand Registration until five (5) business days after such Valid Business Reason no longer exists, but in no event for more than 75 days after the date the board of directors of the Corporation determines a Valid Business Reason exists, or (y) the Corporation may, to the extent determined in the good faith reasonable judgment of the board of directors of the Corporation to be reasonably necessary, cause such Registration Statement to be withdrawn and its effectiveness terminated or postpone amending or supplementing such Registration Statement until five (5) business days after such Valid Business Reason no longer exists, but in no event for more than 75 days after the date the board of directors of the Corporation determines a Valid Business Reason exists (such period of postponement or withdrawal under clause (x) or (y) of this Section 3(c), the “Postponement Period”). The Corporation shall give written notice of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof; provided, however, that the Corporation shall not be permitted to postpone or withdraw a Registration Statement after the expiration of any Postponement Period until twelve (12) months after the expiration of such Postponement Period.
If the Corporation shall give any notice of postponement or withdrawal of any Registration Statement pursuant to the foregoing paragraph, the Corporation shall not, during the Postponement Period, register any Class A Common Stock, other than pursuant to a registration statement on Form S-4 or Form S-8 (or any similar or successor form). Each holder of Registrable Securities agrees that, upon receipt of any written notice from the Corporation that the Corporation has determined to withdraw, terminate or postpone amending or supplementing any Registration Statement pursuant to the foregoing paragraph, such holder will for a corresponding period discontinue its disposition of Registrable Securities pursuant to such Registration Statement. If the Corporation shall have withdrawn or prematurely terminated a Registration Statement filed pursuant to Section 3(a) (whether pursuant to the foregoing paragraph or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court or for any other reason permitted hereunder), the Corporation shall not be considered to have effected an effective registration for the purposes of this Agreement until the Corporation shall have filed a new Registration Statement covering the Registrable Securities covered by the withdrawn or terminated Registration Statement and such Registration Statement shall have been declared effective and shall not have been withdrawn. If the Corporation shall give any notice of withdrawal or postponement of a Registration Statement, the Corporation shall, not later than five (5) business days after the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than 45 days after the date the board of directors of the Corporation determines a Valid Business Reason exists), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed Registration Statement in accordance with this Section 3 (unless the initiating holders shall have withdrawn such request, in which case the Corporation shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to the foregoing paragraph.

(d)Cancellation of a Demand Registration. Holders of a majority of the Registrable Securities which are to be registered in a particular offering pursuant to this Section 3 shall have the right to notify the Corporation that they have determined that the Registration Statement be abandoned or withdrawn, in which event the Corporation shall abandon or withdraw such Registration Statement and concurrently advise in writing all holders of Registrable Securities thereof.
(e)Number of Demand Notices. In connection with the provisions of this Section 3, each of the Major Shareholders shall have an unlimited number of Demand Notices which they are permitted to deliver (or cause to be delivered) to the Corporation hereunder; provided; however, that each of the Major Shareholders shall lose such right to provide (or cause to be provided) a Demand Notice at such time as they (and their Permitted Transferees) cease to hold Registrable Securities.
(f)Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Corporation to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten Public Offering, and if the managing underwriter shall advise the Corporation in writing that, in its opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is required by applicable law, then such registration shall be effected on such other form.
Section 4.Piggyback Registration.
(a)Right to Piggyback. Except with respect to a Demand Registration, the procedures for which are addressed in Section 3, if the Corporation proposes to file a registration statement under the Securities Act with respect to an offering of Class A Common Stock whether or not for sale of its own account (other than a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan), then, each such time, the Corporation shall give prompt written notice of such proposed filing at least ten (10) business days before the anticipated filing date (the “Piggyback Notice”) to all of the holders of Registrable Securities. The Piggyback Notice shall offer such holders the opportunity to include (or cause to be included) in such registration statement the number of Registrable Securities as each such holder may request (a “Piggyback Registration”). Subject to Section 4(b) hereof, the Corporation shall include in each such Piggyback Registration all Registrable Securities from all holders with respect to which the Corporation has received written requests for inclusion therein within ten (10) days after notice has been given to the applicable holder. Notwithstanding the foregoing, the Corporation may delay any Piggyback Notice until after filing a registration statement, so long as all recipients of such notice have the same amount of time to determine whether to participate in an offering as they would have had if such notice had not been so delayed. Each eligible holder of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration by giving written notice to the Corporation of its request to withdraw; provided, however, that such request must be made prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and otherwise may only be made in accordance with procedures reasonably determined by the underwriters in connection with any underwriting arrangements. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Corporation is obligated to effect. The Corporation shall be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration until the earlier to occur of (i) 180 days after the effective date thereof and (ii) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement.

Notwithstanding anything to the contrary in this Agreement, in connection with a Public Offering (other than pursuant to a Demand Registration, the procedures for which are addressed in Section 3, and an Underwritten Block Trade) in which a Major Shareholder is selling (or causing to be sold) shares of Class A Common Stock beneficially owned by them on a secondary basis, the Corporation shall be required to deliver a Piggyback Notice and in such event all other holders of Registrable Securities shall have the right to participate in such offering on a pro rata basis with such Major Shareholder.
(b)Priority on Piggyback Registrations. The Corporation shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities who have submitted a Piggyback Notice in connection with such offering to include in such offering all Registrable Securities included in each holder’s Piggyback Notice on the same terms and conditions as other shares of capital stock, if any, of the Corporation included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Corporation in good faith in writing that, in their view, the total amount of securities that such holders, the Corporation and any other Persons having rights to participate in such registration intend to include in such offering exceeds the largest amount (the “Section 4(b) Sale Amount”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the Board, then there shall be included in such registration an amount of securities not exceeding the Section 4(b) Sale Amount, and such amount of securities shall be allocated as follows:
(i)first, any securities for which inclusion was requested by the Corporation on its own behalf;
(ii)second, pro rata among the holders of Registrable Securities on the basis of the number of Registrable Securities then owned by each such holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all such holders requesting inclusion; and

(iii)third, pro rata among all Persons (other than the Corporation and the holders of Registrable Securities) requesting that securities be included in such registration, on the basis of the number of securities then owned by each such Person (other than the Corporation and the holders of Registrable Securities) requesting registration in relation to the aggregate number of securities owned by all such Persons (other than the Corporation and the holders of Registrable Securities) requesting registration.
(c)Shelf-Take Downs. At any time that a shelf registration statement covering Registrable Securities pursuant to Section 3 or Section 4 is effective, if any Major Shareholder delivers a notice to the Corporation (a “Take-Down Notice”) stating that it intends to effect an underwritten offering, including any Underwritten Block Trade (as defined below), of all or part of its Registrable Securities included by it on the shelf registration statement (a “Shelf Underwritten Offering”), then, subject to Section 3(c), the Corporation shall amend or supplement the shelf registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other holders pursuant to this Section 4(c)) and otherwise use its reasonable best efforts to facilitate such Shelf Underwritten Offering as expeditiously as reasonably possible and in any event within fifteen (15) days after the receipt of the Take-Down Notice. There is no limitation on the number of such Shelf Underwritten Offerings which the Corporation is obligated to effect. In connection with any Shelf Underwritten Offering:
(i)other than in the event of an Underwritten Block Trade, the Corporation shall also simultaneously deliver the Take-Down Notice to all other holders of Registrable Securities whose names are included, or would be permitted under SEC rules to be added by post-effective amendment or prospectus supplement, as selling security holders on such shelf registration statement and permit each such holder to include its Registrable Securities included on the shelf registration statement in the Shelf Underwritten Offering if such holder notifies the proposing holders and the Corporation within five (5) calendar days after delivery of the Take-Down Notice to such holder; and
(ii)in the event that the managing underwriter or underwriters advise the Corporation and the proposing holders in good faith in writing that, in their view, the total amount of securities which would otherwise be included in such take-down offering exceeds the largest amount that can be sold in an orderly manner in such take-down offering within a price range acceptable to the proposing holders the managing underwriter or underwriters shall limit the amount of securities which would otherwise be included in such take-down offering in the same manner as described in Section 3(b) with respect to a limitation of the amount of securities to be included in a Demand Registration.
If any Major Shareholder wishes to engage in a Shelf Underwritten Offering consisting of an underwritten block trade (or similar transaction) off of a shelf registration statement (through a take-down from an already existing shelf registration statement) with a 2-day or less marketing period (collectively, an “Underwritten Block Trade”), then notwithstanding the time periods set forth in the foregoing portions of this Section 4(c), such holder only needs to notify the Corporation and the other Major Shareholder of the Underwritten Block Trade on the day such offering is to commence and such other Major Shareholder must elect whether or not to participate on the day such offering is to commence, and the Corporation shall as expeditiously as possible use its reasonable best efforts to facilitate such Shelf Underwritten Offering (which may close as early as two (2) business days after the date it commences), provided, however, that the Major Shareholder requesting such Underwritten Block Trade shall use commercially reasonable efforts to work with the Corporation and the underwriters prior to making such request in order to facilitate preparation of the registration statement, prospectus and other offering documentation related to the Underwritten Block Trade. In the event a Major Shareholder requests such an Underwritten Block Trade, notwithstanding anything to the contrary in this Agreement, any holder of Registrable Stock who does not constitute a Major Shareholder shall have no right to notice of or to participate in such Underwritten Block Trade.
Section 5.Restrictions on Public Sale by Holders of Registrable Securities. Each Shareholder agrees in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 3 or Section 4 hereof (whether or not such holder elected to include Registrable Securities in such Registration Statement), if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Corporation’s equity securities (or securities convertible into or exchangeable or exercisable for equity) (except as part of such underwritten offering), including a sale pursuant to Rule 144 or any swap or other economic arrangement that transfers to another any of the economic consequences of owning any of the Corporation’s equity securities (or securities convertible into or exchangeable or exercisable for equity), or to give any Demand Notice during the period commencing on the earlier of (x) the date of the distribution of a preliminary Prospectus in connection with an underwritten offering (which shall be no earlier than 14 days prior to the expected “pricing” of such offering) or (y) the “pricing” of such offering, and continuing for not more than 90 days or such shorter period as set forth in the lock-up agreement used in such offering (with respect to any other offering) after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration), pursuant to which such public offering shall be made. A holder of Registrable Securities shall only be subject to the restrictions provided in the foregoing sentence in respect of any offering to the extent such holder was offered the right to participate in such offering on a pro rata basis with other holders of Registrable Securities in accordance with and subject to the terms of this Agreement including the priorities set forth in Section 3(b) and Section 4(b) hereof. The holders of a majority of the Registrable Securities proposed to be sold in an underwritten offering shall be responsible for negotiating all “lock-up” agreements with the underwriters applicable to holders of Registrable Securities and, in addition to the foregoing provisions of this Section 5, the Shareholders and holders of Registrable Securities agree to execute the form so negotiated; provided, however, that if any such lock-up agreement (a) provides for exceptions from any restrictions (other than with respect to the Corporation) contained therein, such exceptions shall automatically apply equally to each holder of Registrable Securities, or (b) is terminated for any holder or Person, such termination shall automatically apply to each holder of Registrable Securities; provided, further, that if the managing underwriters in connection with any offering to which this Section 5 applies waive all or any portion of the restrictions contained in any lock-up agreement with respect to any Major Shareholder, the Corporation shall cause such underwriters to concurrently apply the same waiver to the other Major Shareholder and such Major Shareholder shall not effect any transaction permitted by virtue of such waiver until such waiver is applied in the same manner to the other Major Shareholder.

If any registration pursuant to Section 3 hereof shall be in connection with any underwritten offering or in connection with any Underwritten Shelf Offering, the Corporation will not effect any public sale or distribution of any equity (or securities convertible into or exchangeable or exercisable for equity) (other than pursuant to a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account, the period commencing on the earlier of (x) the date of the distribution of a preliminary Prospectus in connection with an underwritten offering (which shall be no earlier than 14 days prior to the expected “pricing” of such offering) or (y) the “pricing” of such offering and continuing for not more than 90 days after the date of such offering.
Section 6.Registration Procedures. If and whenever the Corporation is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3 and Section 4 hereof, the Corporation shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Corporation shall reasonably cooperate in good faith in the sale of the securities and shall, as expeditiously as reasonably possible:
(a)prepare and file with the SEC and FINRA all required filings, including a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the holders thereof or by the Corporation in accordance with the intended method or methods of distribution thereof (including, without limitation, a distribution to, and, to the extent applicable, resale by, the members or partners of a holder of Registrable Securities, a “Partner Distribution”), and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Corporation shall furnish or otherwise make available to each holder of Registrable Securities whose Registrable Securities are included in such Registration Statement or Prospectus, to one counsel for the holders of Registrable Securities covered by such Registration Statement or Prospectus (selected by the holders of a majority of such Registrable Securities or, in any Underwritten Block Trade or Underwritten Shelf Takedown, the initiating Major Shareholder) and to one counsel for the managing underwriters, if any, reasonably complete drafts of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such holders and counsel (including any objections to any information pertaining to any such holders and its plan of distribution and otherwise to the extent necessary, if at all, to complete the filing or maintain the effectiveness thereof), and such other documents reasonably requested by such holders or counsel, including any correspondence between the SEC and the Corporation, its counsel or auditors and all memoranda relating to discussions with the SEC with respect to such Registration Statement (including documents that would be incorporated or deemed to be incorporated therein by reference), and, if requested by such holders or counsel, provide such holders and/or counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access to the Corporation’s books and records, officers, accountants and other advisors. The Corporation shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein), or any such comparable statements under securities or state “blue sky” laws of any jurisdiction, or any such free writing prospectus related thereto, with respect to a Demand Registration, to which such holders or counsel, on behalf of such holders of a majority of the Registrable Securities covered by such Registration Statement or Prospectus or such managing underwriters, as the case may be, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Corporation, such filing is necessary to comply with applicable law;
(b)prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;
(c)notwithstanding anything contained herein to the contrary, at the request of any holder of Registrable Securities seeking to effect or considering a Partner Distribution, file any Prospectus supplement or post-effective amendments, or include in the initial Registration Statement any disclosure or language, or include in any Prospectus supplement or post-effective amendment any disclosure or language, and otherwise take any action, deemed necessary or advisable by such holder to effect such Partner Distribution;
(d)notify each selling holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly and in writing, (i) when a Registration Statement, any pre-effective amendment thereto, a Prospectus, any Prospectus supplement, any post-effective amendment to a Registration Statement or any free writing prospectus has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the Corporation has reason to believe that the representations and warranties of the Corporation contained in any agreement (including any underwriting agreement) contemplated by Section 6(p) below cease to be true, complete and correct, or could reasonably be expected with the passage of time to cease to be true, complete and correct, (v) of the receipt by the Corporation of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) if the Corporation becomes aware of the existence of any fact or the occurrence of any event that makes any statement made in such Registration Statement, related Prospectus, any document incorporated or deemed to be incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, documents, free writing prospectus or information so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling holders only of the existence of such a fact or occurrence of such an event and shall provide no additional information regarding such fact or event to the extent such information would constitute material non-public information);

(e)use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practicable;
(f)if requested by the managing underwriters, if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Corporation has received such request; provided, however, that the Corporation shall not be required to take any actions under this Section 6(f) that are not, in the opinion of counsel for the Corporation, in compliance with applicable law;
(g)furnish or make available to each selling holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, as many conformed copies of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter), and any free writing prospectus utilized in connection therewith, as such Persons may reasonably request;
(h)deliver to each selling holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of each Prospectus (including each form of or preliminary Prospectus) and each amendment or supplement thereto, and each free writing prospectus utilized in connection therewith, as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Corporation, subject to the last paragraph of this Section 6, hereby consents to the use of such Prospectus and each such amendment or supplement thereto, and each such free writing prospectus, by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(i)prior to any Public Offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Corporation will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;
(j)cooperate with the selling holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two (2) business days prior to any sale of Registrable Securities in a firm commitment underwritten offering, but in any other such sale, within five (5) business days prior to having to issue the securities, and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof (and, in the case of Registrable Securities registered on a shelf registration statement, at the request of any holder, prepare and deliver certificates representing such Registrable Securities not bearing any restrictive legends and deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time);
(k)use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder’s business, in which case the Corporation will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;
(l)upon the Corporation becoming aware of the existence of any fact or occurrence of any event contemplated by Section 6(d)(vi) above, promptly prepare and file with the SEC a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter promptly delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;
(n)provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement and, in the case of any secondary equity offering, provide and enter into any reasonable agreements with a custodian for the Registrable Securities;
(o)(i) use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on the principal national securities exchange on which similar securities of the Corporation are then listed prior to the effectiveness of such Registration Statement and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Corporation, including, without limitation, all corporate governance requirements;
(p)enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters, if any, with respect to the business of the Corporation and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to obtain an opinion from the Corporation’s counsel and a “cold comfort” letter and updates thereof from the independent public accountants who have certified the Corporation’s financial statements (and/or any other financial statements) included or incorporated by reference in the Registration Statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and comfort letters (including, in the case of such comfort letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinion and letter shall be dated the dates such opinions and “cold comfort” letters are customarily dated and otherwise be reasonably satisfactory to the underwriters, if any, and to the holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, (iii) use its reasonable best efforts to furnish to each holder of such Registrable Securities upon its request and to each underwriter, if any, a copy of such opinion and letter addressed to such underwriter, (iv) if an underwriting agreement (or any other agreement) is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 9 hereof with respect to all parties to be indemnified pursuant to said Section except as otherwise agreed by the Major Shareholders (provided that the Major Shareholders shall not agree to any modification of such indemnification provisions and procedures that disproportionately and adversely affects any other Shareholder without such other Shareholder’s prior written consent) and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 6(p)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Corporation. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;
(q)make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Corporation and its subsidiaries, and cause the officers, directors and employees of the Corporation and its subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to (i) or (ii) above, such Person shall be required to give the Corporation written notice of the proposed disclosure prior to such disclosure and, if requested by the Corporation, assist the Corporation in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Corporation or its subsidiaries in violation of law;
(r)cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”) taking into account the Corporation’s business needs;
(s)comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the Registration Statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Corporation’s first calendar quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(t)cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;
(u)take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Corporation, the Corporation will use its reasonable best efforts to make any such prohibition inapplicable;
(v)take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 3 or Section 4 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, Prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;
(w)to the extent required by the rules and regulations of FINRA, retain a Qualified Independent Underwriter acceptable to the managing underwriter;
(x)take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities; and
(y)(i) to the extent requested by CPPIB, provide CPPIB with information concerning the number of beneficial owners of the Corporation’s securities and their jurisdictions of residence, and the percentage of the Corporation’s securities beneficially owned by residents of Canada (based on inquiries consistent with Rule 14a-13 under the Exchange Act) and (ii) cooperate with CPPIB and provide such documentation to the Canadian securities regulatory authorities as may be reasonably requested by CPPIB in order to facilitate the resale of any securities of the Corporation that may be held by CPPIB pursuant to applicable Canadian securities laws.
To the extent the Corporation is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration is submitted to the Corporation, and such Demand Registration requests that the Corporation file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Corporation shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Corporation shall use its commercially reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective. If the Corporation does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Corporation agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three (3) years, prior to the end of the third year the Corporation shall file a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Corporation is required to re-evaluate its WKSI status the Corporation determines that it is not a WKSI, the Corporation shall use its commercially reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Corporation files any shelf registration statement for the benefit of the holders of any of its securities other than the holders of Registrable Securities, and the holders of Registrable Securities do not request that their Registrable Securities be included in such shelf registration statement, the Corporation agrees that it shall, to the extent permitted by applicable law, include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the holders of Registrable Securities) in order to ensure that the holders of Registrable Securities may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.
The Corporation may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Corporation in writing such information required under applicable law in connection with such registration regarding such seller only and the distribution of such Registrable Securities as the Corporation may, from time to time, reasonably request in writing and the Corporation may exclude from such registration the Registrable Securities of any holder who unreasonably fails to furnish such required information within a reasonable time after receiving such request.
The Corporation agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus, or any free writing prospectus, that refers to any Shareholder covered thereby by name, or otherwise identifies such Shareholder, without the consent of such holder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law, in which case the Corporation shall provide written notice to such Shareholder no less than five business days prior to the filing. If any Registration Statement or comparable statement under state “blue sky” laws refers to any Shareholder by name or otherwise as the Shareholder of any securities of the Corporation, then such Shareholder shall have the right to require (i) the insertion therein of language, in form and substance reasonably satisfactory to such Shareholder and the Corporation, to the effect that the holding by such Shareholder of such securities is not to be construed as a recommendation by such Shareholder of the investment quality of the Corporation’s securities covered thereby and that such holding does not imply that such Shareholder will assist in meeting any future financial requirements of the Corporation, or (ii) in the event that such reference to such Shareholder by name or otherwise is not in the judgment of the Corporation, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Shareholder.
To the extent that any Major Shareholder is deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies, the Corporation agrees that (1) the indemnification and contribution provisions contained in Section 9 hereof shall be applicable to the benefit of such Major Shareholder, in its role as deemed underwriter in addition to its capacity as Shareholder and such Major Shareholder may require the Corporation to enter into a further agreement to such effect, including providing representations, warranties and indemnities similar to those contained in a customary underwriting agreement and (2) such Major Shareholder shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including without limitation receipt of customary opinions and comfort letters.

Each holder of Registrable Securities agrees if such holder has Registrable Securities covered by such Registration Statement that, upon receipt of any written notice from the Corporation of the existence of any fact or occurrence of any event of the kind described in Section 6(d)(ii), 6(d)(iii), 6(d)(iv), 6(d)(v) or 6(d)(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(l) hereof, or until it is advised in writing by the Corporation that the use of the applicable Prospectus may be resumed (which shall be at the earliest opportunity that is reasonably practicable), and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3 and Section 4 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the holder is required to discontinue disposition of such securities.
Section 7.Participation Rights.
(a)At least two (2) days prior to any transfer of Registrable Securities, other than any Partner Distribution or transfer to a Permitted Transferee, in an unregistered transaction (an “Unregistered Transfer,” which, for the avoidance of doubt, shall include but not be limited to any transfer pursuant to an exemption from registration under the Securities Act, including pursuant to Rule 144) by any holder of Registrable Securities (the “Selling Investor”), the Selling Investor will deliver a written notice (the “Unregistered Transfer Notice”) to the other holders of Registrable Securities (the “Participation Holders”), specifying the number of Registrable Securities that the Selling Investor proposes to sell in the Unregistered Transfer. Any or all of the Participation Holders may elect to participate in the contemplated Unregistered Transfer by delivering written notice (a “Participation Election Notice”) to the Selling Investor within one (1) day after delivery of the Unregistered Transfer Notice, which Participation Election Notice shall indicate the maximum number of Registrable Securities that such Participation Holder will sell on the same terms and conditions as the Selling Investor. If no Participation Election Notice is received by the Selling Investor within such one (1) day period, none of the Participation Holders shall have the right to participate in the Unregistered Transfer, and the Selling Investor shall have the right to consummate the Unregistered Transfer of the number of Registrable Securities stated in the Unregistered Transfer Notice. If any of the Participation Holders have validly elected to participate in such Unregistered Transfer (such Participation Holders, together with the Selling Investor, the “Participating Investors”), (i) the Selling Investor shall reasonably cooperate with such Participating Investors with respect thereto and reasonably assist and keep such Participating Investors reasonably apprised in connection therewith, and (ii) the aggregate number of Registrable Securities which each Participating Investor will be entitled to sell under this Section 7(a) (the “Transfer Securities”) will be determined as of the date of the Unregistered Transfer Notice and will equal (a) times (b) (the “Transfer Percentage”) where (a) is the aggregate number of Registrable Securities proposed to be sold as set forth in the Unregistered Transfer Notice and (b) is a fraction, the numerator of which is the number of Registrable Securities owned by such Participating Investor, as applicable, and the denominator of which is the total number of Registrable Securities then owned by all Participating Investors. Each Participating Investor shall be entitled to sell, to the prospective purchaser(s) (each, a “Proposed Purchaser”), its number of Transfer Securities for a pro rata portion (based on the calculation in clause (b) above) of the Unregistered Transfer proceeds.

(b)Each Participating Investor shall agree to make or agree to the same representations, covenants, indemnities and agreements as the Selling Investor so long as they are made severally and not jointly; provided that (a) any general indemnity given by the Selling Investor to the Proposed Purchaser(s) in connection with such Unregistered Transfer that is applicable to liabilities not specific to the Selling Investor shall be apportioned among all Participating Investors on a pro rata basis based on the consideration received by each such Participating Investor in respect of its Transfer Securities to be sold and shall not exceed such Participating Investor’s net proceeds from the Unregistered Transfer and (b) any representation or warranty in connection with the Unregistered Transfer to the Proposed Purchaser(s) relating specifically to a Participating Investor or its ownership of the Transfer Securities to be sold shall be made only by such Participating Investor.
(c)The Selling Investor will use commercially reasonable efforts to obtain the agreement of the Proposed Purchaser(s) to the participation of the Participating Investors in any contemplated Unregistered Transfer, and the Selling Investor will not sell any of its Registrable Securities to the Proposed Purchaser(s) unless (i) simultaneously with such Unregistered Transfer, the Proposed Purchaser(s) purchase from the Participating Investors the Registrable Securities which such Participating Investors are entitled and have elected to sell to such Proposed Purchaser(s) pursuant to  Section 7(a), or (ii) simultaneously with such Unregistered Transfer, the Selling Investor purchases (on the same terms and conditions specified in Section 7(a) above) the number of Registrable Securities from the Participating Investors which the Participating Investors would have been entitled, and have elected, to sell pursuant to Section 7(a).
(d)The Participating Investors, including the Selling Investor, will bear their pro rata share (based upon the proceeds, before deduction for expenses, receivable by such Investor in relation to the proceeds receivable by all such Participating Investors in such Unregistered Transfer) of the out-of-pocket costs of any Unregistered Transfer incurred by the Selling Investor pursuant to this Section 7 to the extent such costs are incurred for the benefit of all Participating Investors and are not otherwise paid by the Proposed Purchaser(s) or a third party. Costs incurred by any Participating Investor on its own behalf will not be considered costs of the Unregistered Transfer hereunder.
(e)Notwithstanding the foregoing, no Participating Investor shall be entitled to transfer Transfer Securities pursuant to Section 7(a) in the event that, notwithstanding delivery of an Unregistered Transfer Notice pursuant to Section 7(a), the Selling Investor fails to consummate the Unregistered Transfer which gave rise to such participation right. The Selling Investor shall, in its sole discretion, decide whether or not to pursue, consummate, postpone or abandon any proposed Unregistered Transfer and the terms and conditions thereof. In the event the Selling Investor reduces the number of Transfer Securities proposed to be sold pursuant to an Unregistered Transfer, the Transfer Percentage shall be recalculated and the number of Transfer Securities that may be transferred by each Participating Investor shall be reduced accordingly. No holder of Registrable Securities nor any Affiliate of any such holder of Registrable Securities shall have any liability to any other holder of Registrable Securities or the Corporation arising from, relating to or in connection with the pursuit, consummation, postponement, abandonment or terms and conditions of any such proposed Unregistered Transfer except to the extent such Shareholder shall have failed to comply with the provisions of this Section 7.

Section 8.Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Corporation (including, without limitation, (i) all registration, listing and filing fees (including, without limitation, fees and expenses (A) paid to the SEC, a stock exchange or FINRA and (B) of compliance with securities or “blue sky” laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 6(i)), (ii) word processing, duplicating and printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Corporation, (iv) fees and disbursements of counsel for the Corporation, (v) expenses of the Corporation incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 6(p)(ii) hereof (including, without limitation, the expenses of any “cold comfort” letters required by this Agreement) and any other Persons, including special experts retained by the Corporation, (vii) fees and expenses payable to a Qualified Independent Underwriter, and (viii) fees and disbursements of one counsel for the Major Shareholders and the holders of Registrable Securities whose shares are included in a Registration Statement or offering, which counsel shall be selected by (x) if such Registration Statement or offering is pursuant to a Demand Registration made by such Major Shareholder, such Major Shareholder, or (y) the holders of a majority of the Registrable Securities included in such Registration Statement or offering if such Registration Statement or offering is not pursuant to a Demand Registration, shall be borne by the Corporation whether or not any Registration Statement is filed or becomes effective. In addition, the Corporation shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Corporation are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Corporation.
The Corporation shall not be required to pay (i) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in clauses (i)(B) and (viii) of the first paragraph of this Section 8), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Corporation, and except as set forth in clause (vii) of the first paragraph of this Section 8), or (iii) any other expenses of the holders of Registrable Securities not required to be paid by the Corporation pursuant to the first paragraph of this Section 8.

Notwithstanding the foregoing, the provisions of this Section 8 shall be deemed amended to the extent necessary to cause these expense provisions to comply with state “blue sky” laws of each state in which an offering is made.
Section 9.Indemnification.
(a)The Corporation will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, its directors, officers, fiduciaries, employees, stockholders, members or general or limited partners, agents, affiliates, consultants, representatives, successors and assigns (and the directors, officers, fiduciaries, employees, stockholders, members, general and limited partners, agents, affiliates, consultants, representatives and successors and assigns thereof), each other Person who participates as a seller (and its directors, officers, fiduciaries, employees, stockholders, members , general and limited partners, agents, affiliates, consultants, representatives and successors and assigns), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, Affiliate, consultant, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such holder, seller, underwriter or Qualified Independent Underwriter within the meaning of the Securities Act and each director, officer, fiduciary, employee, stockholder, member or general or limited partners, agent, affiliate, consultant, representative, successor and assign of such controlling person, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Corporation’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out, are based upon, relate to or are in connection with (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary Prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed by the Corporation to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Corporation of any federal, state or common law rule or regulation applicable to the Corporation and relating to any action required of or inaction by the Corporation in connection with any such registration, and the Corporation will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Corporation shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such Registration Statement or amendment thereof or supplement thereto or in any such Prospectus or any preliminary, final or summary Prospectus or free writing prospectus in reliance upon and in strict conformity with written information furnished to the Corporation by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such holder.
(b)Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus (and, if the Corporation requires as a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 3 or Section 4, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9(a) to the extent permitted by law the Corporation, its officers who signed the applicable registration statement and directors, each Person controlling the Corporation within the meaning of the Securities Act and all other prospective sellers and their directors, officers, stockholders, fiduciaries, managing directors, agents, Affiliates, consultants, representatives, successors, assigns or general and limited partners and respective controlling Persons with respect to any Claims resulting from any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if but only if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Corporation or its representatives by or on behalf of such holder, underwriter or Qualified Independent Underwriter, if any, specifically for use therein, and each such holder, underwriter or Qualified Independent Underwriter, if any, shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld or delayed), and the maximum aggregate amount which any such holder shall be required to pay pursuant to this Section 9 (including pursuant to indemnity, contribution or otherwise) shall in no case be greater than the amount of the net proceeds received by such holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such Claim; provided further that such holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, or any free writing prospectus utilized in connection therewith, such holder has furnished in writing to the Corporation information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto or free writing prospectus which corrected or made not misleading information previously furnished to the Corporation. The Corporation and each holder of Registrable Securities hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holder to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Corporation for use in any such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement thereto, or any free writing prospectus, are statements specifically relating to (i) the beneficial ownership of shares of Class A Common Stock by such holder and its Affiliates as disclosed in the section of such document entitled “Selling Stockholders” or “Principal and Selling Stockholders” or other documents thereof and (ii) the name and address of such holder. If any additional information about such holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such holder.

(c)Indemnification similar to that specified in Section 9(a) and Section 9(b) (with appropriate modifications) shall be given by the Corporation and each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.
(d)Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any action or proceeding is brought against an indemnified party and such indemnified party shall have notified the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within thirty (30) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

(e)If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 8(a), 8(b) or 8(c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 9(e) to the contrary, no indemnifying party (other than the Corporation) shall be required pursuant to this Section 9(e) to contribute any amount greater than the amount of the net proceeds received by such indemnifying party from the sale of Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 9(b) and (c). In addition, no holder of Registrable Securities or any Affiliate thereof shall be required to pay any amount under this Section 9(e) unless such Person would have been required to pay an amount pursuant to Section 9(b) if it had been applicable in accordance with its terms.
(f)The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(g)The indemnification and contribution required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that the recipient thereof hereby undertakes to repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment hereunder.
(h)Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control (to the extent such provisions do not disproportionately and adversely affect any Shareholder).
Section 10.Rule 144 and Rule 144A.
(a)The Corporation shall (i) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144) or, if the Corporation is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of Registrable Securities under Rule 144 or Rule 144A, (ii) take such further action as any holder of Registrable Securities may reasonably request, and (iii) furnish to each holder of Registrable Securities upon written request, (x) a copy of the most recent annual or quarterly report of the Corporation and (y) such other reports and documents so filed by the Corporation as such holder may reasonably request in availing itself of Rule 144 or Rule 144A, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A or any similar rule or regulation adopted by the SEC. Upon the request of any holder of Registrable Securities, the Corporation shall deliver to such holder a written statement as to whether it has complied with such requirements.
(b)The provisions of Section 10(a) are not intended to modify or otherwise affect any terms contained in the Shareholders Agreement.
Section 11.Underwritten Registrations. In connection with any Demand Registration and/or any Shelf Underwritten Offering (including any Underwritten Block Trade), the Major Shareholders shall jointly have the right to designate the lead managing underwriters and each other managing underwriter (whether or not any Major Shareholder participates in such Demand Registration and/or Shelf Underwritten Offering), except that if only one Major Shareholder participates in such Demand Registration and/or Shelf Underwritten Offering, then such Major Shareholder shall have the right to designate the lead managing underwriters and each other managing underwriter in consultation with the non-participating Major Shareholder.
If the Corporation initiates a registration on its own behalf, and if any of the Major Shareholders own Registrable Securities that are included in such registration, the Major Shareholders shall jointly have the right to designate the lead managing underwriters, and each other managing underwriter, in connection with any underwritten offering pursuant to such registration; provided that, in each case, each such underwriter is reasonably satisfactory to the Corporation, which approval shall not be unreasonably withheld or delayed.

No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by the underwritten registration on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custody agreements and other documents required under the terms of such underwriting arrangements, provided that such Person shall not be required to make any representations or warranties other than those related to title and ownership of such Person’s shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Corporation or the managing underwriter by such Person for use therein.
Section 12.Opt-Out Requests. Each Shareholder shall have the right, at any time and from time to time (including after receiving information regarding any potential Public Offering), to elect to not receive any notice that the Corporation or any other Shareholders otherwise are required to deliver pursuant to this Agreement by delivering to the Corporation a written statement signed by such Shareholder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Corporation and other Shareholders shall not be required to, and shall not, deliver any notice or other information required to be provided to Shareholders hereunder to the extent that the Corporation or such other Shareholders reasonably expect would result in a Shareholder acquiring material non-public information within the meaning of Regulation FD promulgated under the Securities Exchange Act of 1934, as amended. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Shareholder who previously has given the Corporation an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Shareholder to issue and revoke subsequent Opt-Out Requests; provided that each Shareholder shall use commercially reasonable efforts to minimize the administrative burden on the Corporation arising in connection with any such Opt-Out Requests.
Section 13. Miscellaneous.
(a)Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, with the written consent of the Corporation and each of the Major Shareholders only; provided, however, that (x) any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would subject a Shareholder to adverse differential treatment relative to the other Shareholders shall require the written consent of the differentially treated Shareholder and (y) any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would be adverse to a right specifically granted to a specific Shareholder herein (but not to other Shareholders) shall require the agreement of that Shareholder. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement.

(b)Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied or emailed and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):
If to the Corporation, to the address of its principal executive offices. If to any Shareholder, at such Shareholder’s address as set forth on the records of the Corporation. Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy or electronic mail, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five business days after the date of deposit in the United States mail.
(c)Successors and Assigns; Shareholder Status. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties, including the Corporation and subsequent holders of Registrable Securities acquired, directly or indirectly, from the Shareholders; provided, however, that such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Corporation an Addendum Agreement substantially in the form of Exhibit A hereto (which shall also be executed by the Corporation) promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Shareholder for purposes of this Agreement. Except as provided in Section 9 with respect to an indemnified party, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.
(d)Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile or electronic mail with attachment shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.
(e)Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
(f)Governing Law. The provisions of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice of law rules that may direct the application of the laws of another jurisdiction.

(g)Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
(h)Entire Agreement. This Agreement and the Shareholders Agreement are intended by the parties as a final expression of their agreement, and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein, with respect to the registration rights granted by the Corporation with respect to Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.
(i)Securities Held by the Corporation or Its Subsidiaries. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Corporation or its subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.
(j)Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Corporation of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.
(k)Limitation on Other Registration Rights. From and after the date of this Agreement, the Corporation shall not: (i) enter into any agreement with any holder or prospective holder of any securities of the Corporation giving such holder or prospective holder registration rights that are more favorable in any respect than the rights granted under this Agreement or (ii) without the prior written consent of the Major Shareholders, enter into any agreement with any holder or prospective holder of any securities of the Corporation giving such holder or prospective holder any registration rights except as would otherwise be permitted under clause (i) of this Section 13(k).
(l)No Inconsistent Agreements. The Corporation shall not hereafter enter into any agreement with respect to its securities that is inconsistent in any material respects with the rights granted to the Shareholders in this Agreement.
(m)Term. This Agreement shall terminate with respect to a Shareholder on the date on which such Shareholder ceases to own Registrable Securities; provided that such Shareholder’s rights and obligations pursuant to Section 9, as well as the Corporation’s obligations to pay expenses pursuant to Section 8, shall survive with respect to any registration statement in which any Registrable Securities of such Shareholders were included and, for the avoidance of doubt, any underwriter lock-up that a Shareholder has executed prior to the termination of this Agreement with respect to such Shareholder in accordance with this Section 13(m), and any lock-up period in effect with respect to such Shareholder pursuant to Section 5 at the time of such termination, shall remain in effect in accordance with its terms.

(n)Consent to Jurisdiction. The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in New York, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.
Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in the paragraph above by the mailing of a copy thereof in the manner specified by the provisions of Section 13(b).
EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.

INFORMATICA INC.

By:	/s/ Bradford Lewis
Name: Bradford Lewis
Title: Senior Vice President. Chief Legal Officer and Secretary

[Signature Page to A&R Registration Rights Agreement of Informatica Inc.]

EVOMLUX S.À R.L

By:	/s/ Cédric Pedoni
Name: Cédric Pedoni
Title: Manager

[Signature Page to A&R Registration Rights Agreement of Informatica Inc.]

CANADA PENSION PLAN INVESTMENT BOARD

By:	/s/ Geoff McKay
Name: Geoff McKay
Title: Managing Director

By:	/s/ Maximilian Biagosch
Name: Maximilian Biagosch
Title: Managing Director

[Signature Page to A&R Registration Rights Agreement of Informatica Inc.]

ITHACA L.P. By: Ithaca G.P. Limited, its General Partner

By:	/s/ Ryan Lanpher
Name: Ryan Lanpher
Title: Director

[Signature Page to A&R Registration Rights Agreement of Informatica Inc.]

ITHACALUX GP S.À R.L.

By: /s/ Bradford Lewis
Name: Bradford Lewis
Title: Manager

[Signature Page to A&R Registration Rights Agreement of Informatica Inc.]

ITHACALUX TOPCO S.C.A.

                            By: Ithacalux GP S.à r.l., its General Partner

By: /s/ Bradford Lewis
Name: Bradford Lewis
Title: Manager
[Signature Page to A&R Registration Rights Agreement of Informatica Inc.]

EXHIBIT A

ADDENDUM AGREEMENT
This Addendum Agreement is made this ___ day of     ____________, 20___, by and between _________________________________ (the “New Shareholder”) and Informatica Inc. (the “Corporation”), pursuant to an Amended and Restated Registration Rights Agreement dated as of ____________, 2021 (the “Agreement”), between and among the Corporation and the Shareholders. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.
WITNESSETH:
WHEREAS, the Corporation has agreed to provide registration rights with respect to the Registrable Securities as set forth in the Agreement; and
WHEREAS, the New Shareholder has acquired Registrable Securities directly or indirectly from a Shareholder; and
WHEREAS, the Corporation and the Shareholders have required in the Agreement that all persons desiring registration rights must enter into an Addendum Agreement binding the New Shareholder to the Agreement to the same extent as if it were an original party thereto;
NOW, THEREFORE, in consideration of the mutual promises of the parties, the New Shareholder acknowledges that it has received and read the Agreement and that the New Shareholder shall be bound by, and shall have the benefit of, all of the terms and conditions set out in the Agreement to the same extent as if it were an original party to the Agreement and shall be deemed to be a Shareholder thereunder.
[Amend Annex A or B of Agreement if necessary to reflect appropriate schedule for new Shareholder.]
______________________________
New Shareholder

Address:
________________________________
________________________________

Exhibit A-1

Agreed and Accepted as of the date first written above:
INFORMATICA INC.

By:

Printed Name and Title

Exhibit A-2

Schedule 12(c)

Name	Address

Exhibit A-1